UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020
Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway		64117
North Kansas City,	Missouri
(Address of Principal Executive Offices)		(Zip Code)
(816) 221-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 27, 2020 upon filing with the Delaware Secretary of State, following the requisite approval of shareholders at the 2020 Annual Shareholders' Meeting (the "2020 Annual Meeting") of Cerner Corporation (the "Company") held on May 22, 2020, the Company amended Article Sixth of its Third Restated Certificate of Incorporation (the "Restated Certificate"), to:

(i) eliminate the classification of the Company's Board of Directors (the "Board") over a three-year period (commencing with the 2021 annual shareholders' meeting) and provide for the annual election of all directors beginning at the 2023 annual shareholders' meeting (the "Declassification Amendment"); and
(ii) eliminate the specific advance notice provisions in the Restated Certificate related to shareholder nominations of directors at a meeting and replace them with a provision that requires shareholders desiring to nominate one or more persons for election as directors at a meeting to comply with the advance notice and proxy access procedures set forth in the Company's Bylaws (the "Advance Notice Amendment").

The foregoing summary of the Declassification Amendment and Advance Notice Amendment is not complete and is qualified in its entirety by reference to the amendments to the Restated Certificate, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference. A more detailed summary of the material changes in rights of the Company's shareholders as a result of the amendments was included in Proposal Nos. 4 and 5 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2020 (the "2020 Proxy Statement"), which summary is incorporated in its entirety herein by reference.

The Company's Board also adopted conforming amendments to the Company's Amended and Restated Bylaws (the "Bylaws"), effective as of May 27, 2020, to reflect the Declassification Amendment. Specifically, the Bylaws were amended as follows:

•Section 15 was amended to eliminate the classification of the Board over a three-year period (commencing with the 2021 annual shareholders' meeting) and provide for the annual election of all directors beginning at the 2023 annual shareholders' meeting.
•Section 16 was amended to provide that a director elected by the Board to fill a vacancy other than a newly created directorship from and after the 2023 annual shareholders' meeting will hold office until the next election of directors and that any directors so chosen prior to that time will have the same remaining term as that of his or her predecessor.
•Section 16 was further amended to provide that any newly created directorships prior to the 2023 annual shareholders' meeting will generally be apportioned among the classes of directors so that the classes are as nearly equal in number as the then total number of directors permits and that a director elected to fill a newly created directorship will have the same remaining term as that of the other directors in his or her class. From and after the 2023 annual shareholders' meeting, any directors elected to fill any newly created directorships will hold office until the next election of directors.
•Section 17 was amended to provide that, from and after the 2023 annual shareholders' meeting when the Board will cease to be classified, directors may be removed with or without cause by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

The foregoing amendments were approved in the form of an amendment and restatement of the Bylaws. The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, an unmarked copy of which is filed as Exhibit 3.2 hereto, and a marked copy of which is filed as Exhibit 3.3 hereto (marked against the Company's prior bylaws), which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting, the Company's shareholders considered and voted on five proposals, each of which is described in detail in the 2020 Proxy Statement. The following is a brief description of the matters that were voted on at the 2020 Annual Meeting and the results of such voting:

Proposal No. 1 - The election of three Class I Directors: Julie L. Gerberding, M.D., M.P.H., Brent Shafer and William D. Zollars, each to serve for a three-year term.

Final Results: three Class I Directors: Julie L. Gerberding, M.D., M.P.H., Brent Shafer and William D. Zollars, were each elected as Class I Directors.

	For	Against	Abstentions	Broker Non-votes

Julie L. Gerberding, M.D., M.P.H	247,458,422	6,131,997	222,787	20,486,274
Brent Shafer	238,671,732	14,362,850	778,624	20,486,274
William D. Zollars	235,973,424	17,527,962	311,820	20,486,274

Proposal No. 2 - The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2020.

Final Results: The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2020.

For	Against	Abstentions

256,616,793	15,960,455	1,722,232

There were no broker non-votes with respect to this proposal.

Proposal No. 3 - An advisory vote to approve the compensation of the Company's Named Executive Officers.

Final Results: The shareholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers.

For	Against	Abstentions	Broker Non-votes

236,415,032	15,763,194	1,634,980	20,486,274

Proposal No. 4 – The Declassification Amendment.

Final Results: The Declassification Amendment was approved.

For	Against	Abstentions	Broker Non-votes

250,760,026	1,768,245	1,284,935	20,486,274

Proposal No. 5 – The Advance Notice Amendment.

Final Results: The Advance Notice Amendment was approved.

For	Against	Abstentions	Broker Non-votes

250,113,010	2,080,636	1,619,560	20,486,274

Item 9.01 Financial Statements and Exhibits.
d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Third Restated Certificate of Incorporation of Cerner Corporation filed on May 27, 2020

3.2	Amended & Restated Bylaws of Cerner Corporation, effective as of May 27, 2020

3.3	Amended & Restated Bylaws of Cerner Corporation, effective as of May 27, 2020, marked to show changes resulting from the amendment and restatement reported in this Current Report on Form 8-K

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: May 28, 2020	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer